                                                                    Exhibit 99.1

                              Deal Summary Report

                                                     Assumptions
Settlement               30-Sep-2002    Prepay          300             PSA
1st Pay Date             25-Oct-2002    Default           0             CDR
                                        Recovery          0          months
                                        Severity                          0%
--------------------------------------------------------------------------------
                                  FHASI026A_7

                                   Collateral
        Balance                 WAC           WAM          WAL        Dur
   $375,219,216.30               6.642          358          5.76       0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        Tranche         Balance         Coupon          Principal       Avg     Dur     Yield     Spread        Bench
         Name                                            Window         Life                        bp
--------------------------------------------------------------------------------------------------------------------------
1A31                    25,000,000.00      5.5000       10/07-07/32     11.09   7.805   5.7453       191        Interp
1A32                    12,500,000.00      7.0000       10/07-07/32     11.09   7.445   6.0695       223        Interp
1A1                     11,750,000.00      6.0000       10/02-04/10      3.54           0.0000         0        Interp
1A5                     25,000,000.00      7.0000       10/02-04/10      3.54   3.016   5.5887       317        Interp
1A6                    138,062,000.00      6.5000       10/02-04/10      3.54   3.037   5.4640       305        Interp
1A9                      5,000,000.00      5.0000       10/02-04/10      3.54   3.110   4.8675       245        Interp
1A10                     6,155,107.00      5.0000       10/02-10/03      0.65   0.624   4.2602       260        Interp
1A11                    82,875,893.00      5.0000       10/03-04/10      3.75   3.295   4.8542       237        Interp
1A2                      5,000,000.00      6.0000       04/10-02/14      9.13           0.0000         0        Interp
1A4                      3,393,000.00      6.0000       02/14-07/32     15.48           0.0000         0        Interp
1AV1                     5,388,800.00      5.0000       10/02-03/11      6.00           0.0000         0        Interp
1AV3                    14,255,200.00      6.2500       10/02-10/09      3.82   3.320   4.2020       170        Interp
1AZA                     7,300,000.00      6.2500       11/09-03/11      7.96   7.718   5.6453       223        Interp
1AZ                     24,159,100.00      6.0000       03/11-07/32     12.72           0.0000         0        Interp
SUBORD_1                 9,380,116.30      6.0000       10/02-07/32     10.41           0.0000         0        Interp

--------------------------------------------------------------------------------------------------------------------------
        Tranche         Price              $@1bp        Accrued         NetNet          Dated           Notes
         Name             %                              Int(M)          (MM)            Date
--------------------------------------------------------------------------------------------------------------------------
1A31                    98.2188         19250.28        110.76          24.665          01-Sep-02       FIX
1A32                   107.4063         10048.18         70.49          13.496          01-Sep-02       FIX
1A1                                                       0.00           0.000          01-Sep-02       FIX
1A5                    104.1563          7896.73        140.97          26.180          01-Sep-02       FIX
1A6                    103.0156         43405.57        722.91         142.946          01-Sep-02       FIX
1A9                    100.2500          1565.20         20.14           5.032          01-Sep-02       FIX
1A10                   100.1563           385.98         24.79           6.190          01-Sep-02       FIX
1A11                   100.3281         27504.02        333.81          83.476          01-Sep-02       FIX
1A2                                                       0.00           0.000          01-Sep-02       FIX
1A4                                                       0.00           0.000          01-Sep-02       FIX
1AV1                                                      0.00           0.000          01-Sep-02       FIX
1AV3                   106.7813          5077.31         71.77          15.294          01-Sep-02       FIX
1AZA                   105.0156          5945.74         36.75           7.703          01-Sep-02       FIX
1AZ                                                       0.00           0.000          01-Sep-02       FIX
SUBORD_1                                                  0.00           0.000          01-Sep-02       FIX
--------------------------------------------------------------------------------------------------------------------------

Yield Curve
Mat     3MO     6MO     2YR     5YR     10YR    30YR
Yld     1.644   1.631   1.923   2.842   3.780   4.708

9/19/2002 04:07 PM
Although this information has been obtained from sources which we believe to be reliable, we do not guarantee its accuracy, and it may be incomplete or condensed. This is for information purposes only and is not intended as an offer of solicitation with respect to the purchase of any security. Offerings made by prospectus only. All herein listed securities subject to availability and change in price. FTN Financial Capital Markets is a division of First Tennessee Bank National Association. FTN Financial Group, through First Tennessee Bank or its affiliates, offers investment products and services.